UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 7, 2005


                                ESSEX CORPORATION
             (Exact name of Registrant as specified in its charter)

Commission File No.  0-10772

         Virginia                                                  54-0846569
(State or other jurisdiction of                         (IRS Employer ID No.)
incorporation or organization)

         6708 Alexander Bell Drive
         Columbia, Maryland                                        21046-2306
(Address of principal executive office)                            (Zip Code)

Registrant's telephone number, including area code:            (301) 939-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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                                ESSEX CORPORATION





ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            On November 7, 2005, Essex Corporation announced via press release the Corporation's preliminary unaudited financial results for the 3rd quarter ending September 30, 2005. A copy of the Corporation's press release is attached hereto as Exhibit 99.1. This Form 8-K, the information contained herein, and the attached Exhibit 99.1 are furnished under Item 2.02 of Form 8-K and are furnished to, but shall not be deemed filed with, the Securities and Exchange Commission. The information contained herein and in the accompanying Exhibit
99.1 shall not be incorporated by reference to any filing of the Corporation, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 Press Release of the Corporation dated November 7, 2005.



                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ESSEX CORPORATION



                          /s/ Lisa G. Jacobson
                          ----------------------------------------------------
DATE:  November 7, 2005   Lisa G. Jacobson
                          Executive Vice President and Chief Financial Officer


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                                ESSEX CORPORATION


                                  EXHIBIT INDEX


Exhibit
Number          Description


99.1              Press Release of the Corporation dated November 7, 2005.